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                                                                    EXHIBIT 99.2


         WRITTEN STATEMENT OF VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION
                                      1350)


         The undersigned, the Vice Chairman and Chief Financial Officer of Orbital Sciences Corporation (the "Company"), hereby certifies that, to his knowledge, on the date hereof:

         (a) the Annual Report on Form 10-K/A of the Company for the Year Ended December 31, 2001 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                      /s/ Garrett E. Pierce
                                      ------------------------------------------
                                      Garrett E. Pierce
                                      Vice Chairman and Chief Financial Officer
                                      February 21, 2003



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